John Hancock Global Income Fund, March 1, 1996

             Supplement to Class A and Class B Share Prospectus and
                      Statement of Additional Information

On March 5, 1996, the Trustees of the John Hancock Global Income Fund (the "Fund") voted to recommend that the shareholders approve a proposal to amend the Fund's investment objective to allow the Fund to invest up to 35% of its total assets in non-investment grade debt securities, commonly referred to as "emerging market" or "junk" bonds.

On June 26, 1996, the Fund's shareholders will vote on the investment objective revised as follows:

To achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of fixed-income securities.

0900S-3-96

March 18, 1996